QUAKER® INVESTMENT TRUST	Supplement dated March 25, 2008
to the Prospectus Dated October 29, 2007

QUAKER CORE EQUITY FUND
QUAKER SMALL-CAP GROWTH FUND
QUAKER CORE VALUE FUND
(COLLECTIVELY “THE FUNDS”)

CLOSED TO NEW INVESTORS

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Effective March 14, 2008, the Funds’ shares were closed to new investors due to the planned liquidation of the Funds. Since that time, shares of the Funds are only available for dividend reinvestment.